Exhibit 10.24

RECEIVED
Ambassadors Group	AUG 11 2006

PEOPLE TO PEOPLE INTERNATIONAL

August 8, 2006	Jeffrey D. Thomas
President and CEO
Mary Eisenhower
Chief Executive Officer
People to People International
501 East Armour Boulevard
Kansas City, MO 64109

Re:          General Contract, dated April 1, 1995, regarding adult exchange programs; General Contract, dated April 1, 1995, regarding student ambassador programs; Consent to Assignment Agreement, dated August 3, 1995; General Contract, dated July, 1, 1995, regarding adult exchange programs; Consent to Assignment Agreement, dated February 6, 1996; General Contract, dated February 12, 1999, regarding adult sports-related travel and exchange programs; General Contract, dated February 12, 1999, regarding student and youth sports-related and exchange programs; and Letter Agreement, dated February 13, 2001, regarding spin-off transaction (collectively, the “Existing Agreements”).

Dear Mary:

As you are aware, Ambassador Programs, Inc., a Delaware corporation (“AP”), currently operates adult and student/youth inbound and outbound travel and exchange programs in the United States pursuant to the Existing Agreements (the “U.S. Programs”). In addition to the U.S. Programs, AP intends to initiate and operate adult and student/youth inbound and outbound travel and exchange programs in Canada pursuant to the Existing Agreements (the “Canadian Programs”).

The purpose of this letter is to confirm that the Existing Agreements extend to the Canadian Programs and that all of the terms and conditions of the Existing Agreements also apply to the Canadian Programs.

If the foregoing is acceptable to you, please sign below.

Very truly yours,

/s/ Jeffrey D. Thomas
Jeffrey D. Thomas
Chief Executive Officer

AGREED AND ACCEPTED:

PEOPLE TO PEOPLE INTERNATIONAL, INC.,
a Missouri non-profit corporation
By:	/s/ Mary Eisenhower
Name: Mary Eisenhower
Title: Chief Executive Officer

LA1565102.2
66666-6666

08/07/2006    Dwight D. Eisenhower Building |110 South Ferrall Street | Spokane, WA 99202-4800 USA
509-534-6200 | Fax 509-536-1996 | www.ambassadorsgroup.com